UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 13, 2014
NUDG MEDIA INC.
(Exact name of registrant as specified in its charter)
Nevada	333-175792	80-0729029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
711 S. Carson Street Ste. 4 Carson City, NV		89701
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		888-332-3660
ECLIPSE IDENTITY RECOGNITION CORPORATION
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws
Item 8.01	Other Items

On February 26, 2014, our board of directors and a holder of 94.74% of our company’s voting securities approved a change of name of our company to Nudg Media Inc.

A Certificate of Amendment to effect the change of name was filed and became effective with the Nevada Secretary of State on March 12, 2014.

These amendments have been reviewed by the Financial Industry Regulatory Authority (FINRA) and have been approved for filing with an effective date of March 14, 2014.

The name change will become effective with the Over-the-Counter Bulletin Board at the opening of trading on March 14, 2014 under our new ticker symbol "NDDG".  Our new CUSIP number is 67035V 109.

Item 9.01	Financial Statements and Exhibits
3.1	Certificate of Amendment filed with the Nevada Secretary of State on March 3, 2014 with an effective date of March 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUDG MEDIA INC.
/s/ Gregory Rotelli
Gregory Rotelli
President and Director

Date:	March 13, 2014